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WESTMORELAND COAL COMPANY

Investor Presentation June 2017

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements often relate to our future performance and management's expectations for the future, including statements about our financial outlook. Our forward-looking statements are based on estimates and assumptions that we believe are reasonable. Actual results could be materially different from our forward-looking statements. The factors that could cause actual results to differ are discussed in our periodic filings with the Securities and Exchange Commission. Statements regarding our 2017 guidance speak only as of the date of our first quarter 2017 earnings release, May 15, 2017 and all other forward-looking statements speak only as of the initial release of this presentation, June 26, 2017. We have no duty to update or revise any forward-looking statements to conform the statements to actual results or to reflect new information or future events.





Compelling Investment Thesis:

Westmoreland – An Attractive Risk-Reward Profile Investment

- Compelling valuation
  - Free Cash Flow yield exceeds 85%
  - EV\EBITDA multiple less than 4.5x
- Long-term margin-protected customer contracts
  - Customer plants positioned for the long term
  - Investment-grade counterparties
  - Provide EBITDA and FCF visibility and security
- Mine-mouth operations
  - Low-cost and competitive with natural gas
  - Average delivered cost equivalent $1.55 per MBtu.
- Westmoreland Coal Company
  - No significant debt maturities until 2020
  - ~3.3 x levered based upon LTM EBITDA of $224 million
  - Evaluating options to optimize capital structure
- WMLP is a stand-alone, fully ring-fenced affiliate
  - Debt maturing in 2018 non-recourse to Westmoreland
  - Westmoreland is currently evaluating options for WMLP
  - Will not pursue strategy dilutive to Westmoreland
- Developing a long-term, value-creating plan:
  - Balancing deleveraging in a prudent manner
  - Contract extensions
  - Maximize the long-term risk-adjusted return to shareholders


CAT

Maximizing the long-term, risk adjusted return

Free Cash Flow Yield and EV/EBITDA multiple are based on market capitalization on June 23, 2017 and low point of free cash flow and mid-point of Adj. EBITDA guidance, excluding $40 million incremental Capital Power accelerated payment
Free cash flow, free cash flow yield and EBITDA are non-GAAP measures.

Compelling Investment Thesis:
Near-Term Value Creating Catalysts

- Final resolutions for non-core assets
  - Sale of Coal Valley and ROVA
    - Generate cash proceeds and return of working capital
    - Secure reclamation liability relief
    - Create potential for operating agreement at Coal Valley
- Optimize capital structure
  - Refinance/Restructure San Juan debt
  - Address WMLP debt maturity with engaged advisors
  - Pursue accretive strategy for Westmoreland Coal Company
  - Employ holistic approach to strengthen balance sheet over time
- Generate significant free cash for debt reduction





Focused on creating shareholder value

Westmoreland – A Differentiated Business Model

Unrivaled in the Coal Industry

- Long-term customer contracts
- Volume and margin protected
- Minimal coal price exposure
- Mine-mouth operations
- Lowest-cost power generation
- Operational excellence
- Successful acquisition integrator
- Scalable model

Exceptional Assets

Superior Contracts

Outstanding Cash Flow

Consistent, predictable cash flow.

Westmoreland at a Glance:
It all Starts With Industry Leading Safety

Total Reportable Incident Rate US Operations

Year ended December 31, 2016



4.95
3.23
1.44
1.34
Surface Operations
Underground Operations
US National Average
Westmoreland US operations

- Safety is our #1 core value
- Achieved further improvements YTD 2017
- Comprehensive safety programs, systems and training
- Total vigilance in adhering to and exceeding all standards





Sentinels of Safety Award
NMA THE AMERICAN RESOURCE
Colstrip Mine
2011

John T. Ryan Safety Award
CIM ICM
Paintearth Mine
2012

John T. Ryan Safety Award
CIM ICM
Genesee Mine
2013

Sentinels of Safety Award
NMA THE AMERICAN RESOURCE
Jewett Mine
2014

Note: Total Reportable Incident Rate represents number of incidents per 100 full-time employees working a year or number of incidents per 200,000 annual hours

Superior Contracts:

Secure Long-Term Contracts and Customers Provide Visibility

Long Runway for Expected Coal Sales Volumes
(range midpoints, guidance typically +/- 10%, in millions)


45
43
41
41
41
40
2017
2018
2019
2020
2021
2022

Long runway for sales volumes

Marquee Customers Positioned for Long Term

Capital Power

ATCO ALWAYS THERE. ANYWHERE.

Xcel Energy

PACIFICORP

SaskPower Powering the future

TALEN ENERGY

AEP We power life's possibilities

PSE PUGET SOUND ENERGY

PNM Resources

- Coal to remain significant contributor to energy landscape
  - U.S. coal to remain essential to power generation
  - Majority of our Canadian tons are sold in Saskatchewan
  - Genesee resolved, contracted through 2030
- Superior contracted base and tail
  - 60% of tons contracted through 2020, expected key renewals will push above 80%
  - 90% of tons not exposed to open-market pricing

- Contractual protections
  - Volume minimums
  - Reclamation share
  - ROI guarantees & fixed cost coverage
- Top 5 secure contracts comprise ~80% of EBITDA
- Customers positioned for the long term

Highly visible cash flow; Minimal pricing exposure

Exceptional Assets:
Portfolio of Transportation Advantaged Operations


Coal Valley
Genesee
Paintearth
Poplar River
Sheerness
Estevan
Savage
Rosebud
Beulah
Absaloka
Kemmerer
Headquarters
San Juan
Jewett
OHIO
Tuscarawas
Cadiz
Plainfield
Belmont
New Lexington
Noble
Buckingham
Legend
Westmoreland Coal Company
Westmoreland Resource Partners, LP

Significant Barriers to Disruption

- Westmoreland is most economic supplier
- Logistical and operational limitations to other coal sources
- Many contracts include high-margin reclamation
- Modern environmental controls at several plants
- Supplier to significant number of power units, minimizing downtime risk

Exceptional Assets:

Westmoreland Provides Customers Competitively Priced Fuel

- Excellent, cost-focused mine operations
- Transportation advantage – mine mouth locations
- Consistently beat natural gas by wide margin
- Leverage global purchasing and mining expertise
- Cost protected structure provides predictability
- No self-bonding risk, 100% cash collateralized



Comparison vs. Other Coal Regions & Nat Gas ($/MBtu)



$3.13
$3.10
$2.72
$1.94
$1.74
$1.55
Westmoreland is most efficient choice
Nat Gas
Cen. App
Rockies
PRB
Ill Basin
Total Average Cost of Delivered Coal

Delivering premium value

Source: FactSet, SNL, Company estimates
Natural Gas is Henry Hub as of March 31, 2017 per US Energy Information Administration

Outstanding Cash Flow:

Significant Improvements Achieved in All Five Major Acquisitions

- Five major acquisitions in past four years
- Exited acquisition mode, in optimization mode
- Consistent cost reduction and performance improvement – ONE WESTMORELAND
- Consistent cash flow
- Leverage reduction post acquisitions

In Each Acquisition



- **Double-digit production increases**
- **Meaningful per-ton cost reductions**
- **Significant safety improvements**







ONE Westmoreland approach drives significant improvements

The Westmoreland Difference:
Proven Record of Reducing Leverage

Proven Record of Reducing Net Leverage Following Acquisitions (Net Debt / LTM EBITDA)



3.3x
3.7x
2.3x
3.5x
3.0x
3.8x
3.6x
4.4x
4.0x
2011
Kemmerer Acquisition (1)
2013
Sherritt Coal Acquisition (2)
Pre-WMLP Acq. (30-Sep-14)
Post-WMLP Acq. (30-Sep-14) (3)
2014 (4)
2015 Post-San Juan Acq. 31-Jan-12
2016

- Predictable, sufficient cash flow for de-levering
- Integration excellence: rapid de-levering following acquisitions
- Successful track record lowering costs through working capital initiatives
- Cash flow drag from non-core assets lessens in 2017 and 2018 once resolved
- Debt pay-down a key objective

Optimizing cash flows and reducing debt

Leverage ratios presented are pre-restatement for periods prior to 2016

1. As of 31-Jan-12.
2. Calculated using net debt figure pro forma for Sherritt transaction and pro forma LTM Adj. EBITDA figure as at 30-Sep-13.
3. Excludes impact of cash and debt at WMLP; pro forma for $75 mm term loan upsize and Buckingham acquisition.
4. 2014 shown pro forma for a full year of Canada operations, $75 mm term loan up size and Buckingham acquisition.

Note – LTM EBITDA for leverage ratio calculated per credit agreement

The Westmoreland Difference:
Manageable ARO Liability



$489M
$174M
$146M
$76M
$93M
March 31, 2017
ARO Liability
Customer Obligation
Bond Collateral
Released
Post-Reclamation
Funded in Escrow
Westmoreland
Exposure
Unfunded
~ 20%

Unique reclamation structure: less than $100M of unfunded ARO

The Westmoreland Difference:
The Power of the Business Model

Adjusted EBITDA (US$ mm)


$114
$127
$188
$223
$272
$280-$310
2012
2013
2014
2015
2016
2017E

Adjusted EBITDA bolstered by operating culture and cost focus

Tons Sold (Mst)


22
25
45
53
55
40-50
2012
2013
2014
2015
2016
2017E

Record tonnage in 2016

Capex (US$ mm)


$21
$29
$50
$78
$46
$40-$50
2012
2013
2014
2015
2016
2017E

Superior maintenance practices enable capital spending discipline, flexibility

Disciplined approach yields solid EBITDA

Adjusted EBITDA is a non-GAAP measure. Please refer to slide 16 and Westmoreland's SEC filings and earnings releases for reconciliations to most comparable GAAP measure.

The Westmoreland Difference:

The Power of the Business Model – Financial Strength

Q1 2017 Free Cash Flow

Cash flow (used in) operating activities	$ (0.7 million)
Plus: Loan and lease receivable	$ 50.5 million
Less: Capital expenditures	$ (7.2 million)
Total Free Cash Flow	$ 42.6 million

Improving Balance Sheet Strength

• Cash on hand	$ 75.4 million
• Debt & capital leases - WLB	$ 802.7 million
• Debt & capital leases – WMLP	$ 324.4 million
• Credit facility liquidity available	$ 48.1 million



Solid Free Cash Flow Bolsters Balance Sheet Strength

Free cash flow is a non-GAAP measure calculated as cash flow from operations minus capital expenditures, plus cash received under certain contracts for loan and lease receivable. Please refer to slide 17.

Liquidity available includes availability of $33.4 million under the WLB Revolver and $14.7 million under the WMLP Revolver

The Westmoreland Difference:
2017 Outlook

Adjusted EBITDA	Free Cash Flow	Capital Expenditures
$280-$310 Million	$115-$140 Million	$40-$50 Million
• Significant tons under contract • Conservative weather outlook • Ohio market pressures • Ohio customer extended outage to make investment in plant	• ROVA and Coal Valley improved • Accelerated cash receipts in 2016 • Cash interest of ~$95 M • Positive working capital and returns of collateral	• Disciplined approach • Effective maintenance programs • No expected significant step up

2017 Priorities

- Continued strong safety performance
- "Preserve the base" - maximize our customers' competitive positions
- Final resolutions for non-core assets
- Generate significant free cash for debt reduction
- Optimize capital structure
  - Strengthen the balance sheet
  - Address WMLP debt maturity



Consistent, Predicable Model

Adjusted EBITDA and Free cash flow are non-GAAP measures. Please refer to the appendix for a description of items included/excluded from the calculation of these non-GAAP measures.

The Westmoreland Difference:

Low-Risk Contracts. Exceptional Assets. Significant Cash Flow Yield.

Superior Contracts



- Long-term customer contracts
- Minimal coal pricing exposure
- Cost protection

Exceptional Assets



- Mine-mouth positioning
- Lowest cost power generation
- Outstanding mine operator
- Customer plants positioned for the long term

Outstanding Cash Flow



- Highly visible, consistent cash flows
- Successful acquisition integrations
- Cash optimization and savings initiatives

Compelling value investment with attractive risk profile



Appendix

Non-GAAP Reconciliations

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use several non-GAAP financial measures to monitor and evaluate our performance. These non-GAAP financial measures may include EBITDA, adjusted EBITDA, and free cash flow. These non-GAAP financial measures should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, because the presentation of these non-GAAP financial measures varies among companies, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. We believe these non-GAAP financial measures provide useful information to investors for analysis of our business. We also refer to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. We believe these non-GAAP financial measures are widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the coal and mining industries. Many investors use the published research reports of these professional research analysts and others in making investment decisions.

EBITDA and Adjusted EBITDA

EBITDA (earnings before interest expense, interest income, income taxes, depreciation, depletion, amortization and accretion expense) and Adjusted EBITDA are non-GAAP measures that do not reflect our cash expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; do not reflect income tax expenses or the cash requirements necessary to pay income taxes; do not reflect changes in, or cash requirements for, our working capital needs; and do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on certain of our debt obligations. In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. We consider Adjusted EBITDA to be useful because it reflects operating performance before the effects of certain non-cash items and other items that we believe are not indicative of core operations. We use Adjusted EBITDA to assess operating performance.

	Three Months Ended March 31, 2017	Years Ended December 31, 2016	2015 Restated	2014 Restated	2013 Restated	2012 Restated
	(In thousands)			(In thousands)		
Net loss	(37,300)	(28,872)	(219,095)	(176,746)	(11,274)	(21,168)
Income tax (benefit) expense	(465)	(48,059)	(19,890)	23	(6,678)	90
Interest income	(893)	(7,435)	(7,993)	(6,400)	(1,366)	(1,496)
Interest expense	29,261	121,819	101,311	82,320	39,937	42,677
Depreciation, depletion and amortization	36,567	185,267	140,328	109,361	74,430	63,699
Accretion of ARO	11,295	40,423	38,892	31,028	21,894	21,904
Amortization of intangible assets and liabilities	(267)	(810)	(1,010)	138	665	658
EBITDA	38,198	262,333	32,543	39,724	117,608	106,364
Restructuring charges	-	-	656	14,989	5,078	-
Loss (gain) on foreign exchange	467	715	(3,674)	4,016	-	-
Loss on impairment	-	-	136,210	-	-	-
Loss on extinguishment of debt	-	-	5,385	49,154	64	1,986
Acquisition-related costs[1]	-	568	5,959	26,785	-	-
Customer payments received under loan and lease receivables[2]	50,489	13,064	27,128	12,388	-	-
Derivative loss (gain)	(2,384)	(24,055)	5,587	31,100	-	-
Loss (gain) on sale/disposal of assets and other adjustments	100	11,646	5,290	3,431	(438)	(195)
Share-based compensation	1,347	7,584	7,748	6,082	5,322	6,040
Adjusted EBITDA	88,217	271,855	222,832	187,669	127,634	114,195

(1) Includes acquisition and transition costs included in *Selling and administrative* on the Consolidated Statements of Operations and the impact of cost of sales related to the sale of inventory written up to fair value in the Canadian Acquisition.
(2) Represents a return of and on capital. These amounts are not included in operating income or operating cash flows, as the capital outlays are treated as loan and lease receivables, but are included within Adjusted EBITDA so that the cash received by the Company is treated consistently with all other contracts within the Company that do not result in loan and lease receivable accounting.

Non-GAAP Reconciliations (continued)

Free Cash Flow

Free cash flow represents net cash provided by operating activities less additions to property, plant and equipment ("CAPEX" or "capital expenditures") plus net customer payments received under loan and lease receivables. Free cash flow is a non-GAAP measure and should not be considered as an alternative to cash and cash equivalents, cash flow from operations, cash flow from investing activities, cash flow from financing activities, net income (loss), or any other measure of performance presented in accordance with GAAP. Free cash flow is intended to represent cash flow available to satisfy our debts, after giving consideration to those expenses required to maintain our assets and infrastructure. Accordingly, although free cash flow is not a measure of performance calculated in accordance with GAAP. We believe free cash flow is useful to investors because it allows analysts and others in the industry to assess performance, liquidity and ability to satisfy debt requirements.

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow	Three Months Ended March 31,	
	2017	2016
	(In thousands)	
Net cash (used in) provided by operating activities	$ (710)	$ 20,554
Less cash paid for property, plant and equipment	(7,210)	(5,548)
Net customer payments received under loan and lease receivables	50,488	1,308
Free cash flow	$ 42,568	$ 16,314







WESTMORELAND
COAL COMPANY


Congratulations Dakota Westmoreland!
North Dakota PSC 2015 State Reclamation Award


Award-winning **safety** and
environmental performance


Congratulations WMLP!
2016 Excellence in Surface Coal Mining Reclamation


Congratulations Sheerness Mine!
April 3, 2016 - 21 years without a Lost Time Incident!

For more information visit www.westmoreland.com
Investor Relations Contact: Gary Kohn
Phone 720.354.4467
Email: gkohn@westmoreland.com